SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2002
                                                           -------------



                                EATON VANCE CORP.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Maryland               1-8100                        04-2718215
----------------   ------------------------   ---------------------------------
(State or other    (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)

        255 State Street, Boston, Massachusetts              02109
        ----------------------------------------   --------------------------
        (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (617) 482-8260
                                                           --------------

                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     Registrant has announced that its operating company, Eaton Vance Management, intends to pay the purchase price in cash for any of its Liquid Yield Option Notes due 2031 ("LYONs") that may be tendered for purchase on August 13, 2002, as described in Registrant's news release dated July 16, 2002, a copy of which is filed herewith as Exhibit 99.9 and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EATON VANCE CORP.
                                       (Registrant)


Date: July 16, 2002                    /s/ William M. Steul
      -------------                    ------------------------------------
                                       William M. Steul, Chief Financial Officer

                                  EXHIBIT INDEX


     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:


Exhibit No.          Description
-----------          -----------

99.9                 Copy of Registrant's news release dated July 16, 2002.

NEWS RELEASE

     Eaton Vance Corp.
     The Eaton Vance Building
     255 State Street, Boston, MA  02109
     (617) 482-8260
     Contact: William M. Steul

                                                         For Immediate Release



                                  July 16, 2002

       Eaton Vance Corp. Intends to Pay Any Exchangeable Bond Puts In Cash

BOSTON, MA--Eaton Vance Corp. (NYSE: EV) announced today that its operating company, Eaton Vance Management, intends to pay the purchase price in cash for any of its Liquid Yield Option Notes due 2031 ("LYONs") that may be tendered for purchase on August 13, 2002.

The LYONs were issued on August 13, 2001 and allow the holders to require Eaton Vance Management to purchase all or a portion of their holdings on the one-, three- and five-year anniversaries of their issuance and every five years thereafter. Eaton Vance Management has the option to pay for any tendered LYONs with cash or shares of Eaton Vance Corp.'s non-voting common stock. Eaton Vance Management notified the LYONs holders today of its decision to pay cash for any LYONs that are purchased on August 13, 2002. If all of the LYONs were tendered, the total price payable by Eaton Vance Management would be approximately $203.6 million.

Eaton Vance Management, a wholly-owned subsidiary of Eaton Vance Corp., and its affiliates manage over $56 billion in assets for more than 70 mutual funds, individuals and various institutional accounts, including those of corporations, hospitals, retirement plans, universities, foundations and trusts.

Certain matters discussed in this press release and in public statements relating to the release may constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including those detailed from time to time in Eaton Vance Corp.'s filing with the Securities and Exchange Commission. (Reference is hereby made to the Company's Annual Report to shareholders and to its Form 10-K for the year ended October 31, 2001.) Eaton Vance Corp. will not update any forward-looking statements made in this press release to reflect future events or developments.


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